UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2025

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 250-1799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Equity Purchase Facility Agreement

On August 4, 2025 (the “Agreement Date”), La Rosa Holdings Corp., a Nevada corporation (the “Company”), and an institutional investor (the “Investor”) entered into an Equity Purchase Facility Agreement (the “EPFA”), pursuant to which, upon the terms and subject to the conditions contained therein, the Company has the right to issue and sell to the Investor from time to time as provided therein, and the Investor is required to purchase from the Company, up to an aggregate of $150 million (the “Commitment Amount”) in newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”). The prices at which such shares will be sold will be based on the applicable Market Price (as defined therein). The term of the facility provided under the EPFA expires on the earlier to occur of (i) the first day of the next month following the 36-month anniversary of the first trading date after the Agreement Date and (ii) the date on which the Investor shall have made payment of Advances pursuant to the EPFA for Common Shares equal to the Commitment Amount; provided that the Company may terminate the EPFA effective upon five trading days’ prior written notice to the Investor (provided that there are no outstanding advance notices the Common Shares under which have yet to be issued).

Pursuant to the EFPA, the Company is required to provide each stockholder entitled to vote at a meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than sixty (60) days after the Agreement Date (the “Stockholder Meeting Deadline”), a proxy statement in a form reasonably acceptable to the Investor and counsel, at the expense of the Company to solicit each of the Company’s stockholders’ affirmative vote at the Stockholder Meeting for approval of the proposal (“Stockholder Proposal”) to authorize the issuance of all of the Common Shares issuable thereunder in compliance with the rules and regulations of the Nasdaq Capital Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company is required to use its reasonable best efforts to solicit its stockholders’ approval of such proposal and to cause the board of directors of the Company to recommend to the stockholders that they approve such proposal.

Notwithstanding the foregoing, if the Company is able to obtain the written consent of holders of a majority of the shares of its issued and outstanding Common Shares to obtain Stockholder Approval (the “Stockholder Consent”), the Company may satisfy the foregoing obligations under the EPFA by obtaining such consent and submitting for filing with the Securities and Exchange Commission a Preliminary Information Statement on Schedule 14C no later than 20 days prior to the Stockholder Meeting Deadline, followed by a Definitive Information Statement on Schedule 14C no later than the timeline for such filing prescribed by the Securities Exchange Act of 1934, as amended; provided, however, that if the Company receives a notification from the Nasdaq Capital Market that the Stockholder Consent must be modified, then the Company shall use its best efforts to provide a new Stockholder Consent.

The EFPA also contains conditions to advance fundings, representations and warranties, and covenants, in each case, typical for equity lines of credit of similar type.

The above description of the EFPA does not purport to be complete and is qualified in its entirety by reference to the document filed as Exhibit 10.1 hereto and are hereby incorporated by reference.

Registration Rights Agreement

In connection with the EPFA, on the Agreement Date, the Company also entered into a registration rights agreement with the Investor with respect to the resale of the shares of Common Shares issuable under the EFPA (the “Registration Rights Agreement”). The Registration Rights Agreement requires a registration statement registering the Common Shares sold pursuant to the EPFA (the “Resale Registration Statement”) to be filed within 60 days of the Agreement Date and that to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), by the earlier of the (i) 90th calendar day after the Agreement Date, if such Resale Registration Statement is subject to a full review by the Securities and Exchange Commission (the “SEC), or (ii) the fifth business date following the date when the SEC notifies the Company that the Resale Registration Statement will not be reviewed or is no longer subject to further review and comments of the SEC.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Common Shares that may be issued under the EPFA are being offered and sold by the Company in a transaction that is exempt from the registration requirements of the Securities Act, in reliance on Section 4(a)(2) of the Securities Act and the rules promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*^	Form of Equity Purchase Facility Agreement, dated as of August 4, 2025.
10.2*	Form of Registration Rights Agreement, dated as of August 4, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Certain personal information in this Exhibit has been omitted in accordance with Regulation S-K Item 601(a)(6).

^	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

3